UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 14, 2021

Par Pacific Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-36550	84-1060803
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

825 Town & Country Lane, Suite 1500
Houston,	Texas	77024
(Address of principal executive offices)		(Zip Code)
(281) 899-4800
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol(s)	Name of each exchange of which registered
Common stock, $0.01 par value	PARR	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On May 14, 2021, Par Petroleum, LLC and Par Petroleum Finance Corp. (collectively, the “Issuers”), both wholly owned subsidiaries of Par Pacific Holdings, Inc. (the “Company”), issued a notice of partial redemption (the “Notice”) with respect to the Issuers’ 12.875% Senior Secured Notes due 2026 (the “Notes”). Pursuant to the Notice, the Issuers notified the holders of the Notes that they will redeem $36.75 million aggregate principal amount of the outstanding Notes on June 14, 2021 (the “Redemption Date”) at a redemption price equal to 112.875% of the aggregate principal amount of Notes redeemed, plus the accrued and unpaid interest to (but not including) the Redemption Date. Following the redemption, $68.25 million in aggregate principal amount of the Notes will remain outstanding.
This Current Report on Form 8-K does not constitute a notice of redemption with respect to the Notes. The Notes have not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”) or the securities laws of any other jurisdiction, and may not be offered or sold absent registration or an applicable exemption from the registration requirements of the Securities Act or the securities laws of any other jurisdiction. The Issuers called the Notes for redemption only by, and pursuant to the terms of, the Notice.
The information contained in this Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.
Forward-Looking Statements
This Current Report on Form 8-K includes forward-looking statements that reflect our current views with respect to future events, including the redemption of the Notes. These statements discuss intentions or expectations as to future plans based on current beliefs of management, as well as assumptions made by, and information currently available to, such management. These forward-looking statements are subject to various risks and uncertainties that may be outside the control of the Company or the Issuers.
Although the information contained in this Current Report on Form 8-K represents the Company’s best judgment as of this Current Report on Form 8-K based on information currently available and reasonable assumptions, the Company can give no assurance that the expectations will be attained or that any deviation will not be material. Given these uncertainties, the Company cautions you not to place undue reliance on these forward-looking statements, which speak only as of the date made. The Company is not undertaking any duty or obligation to update this information to reflect developments or information obtained after the date of this Current Report on Form 8-K, except as otherwise may be required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Par Pacific Holdings, Inc.

Dated:	May 14, 2021	/s/ James Matthew Vaughn
James Matthew Vaughn
Chief Administrative Officer and General Counsel

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